UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of      February 7, 2005
earliest event reported):    ---------------------------------------------------

                                   PHAZAR CORP
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             (Exact name of registrant as specified in its charter)


     Delaware                          0-12866               75-1907070
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(State or other jurisdiction of    (Commission file         (IRS employer
        incorporation)                  number)          identification no.)


 101 S.E. 25TH AVENUE, MINERAL WELLS, TEXAS                        76067
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  (Address of principal executive offices)                       (Zip code)


Registrant's telephone number,     (940) 325-3301
including area code:            ------------------------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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
Item 1.01  Entry into a Material Definitive Agreement.
           ------------------------------------------

         On February 7, 2005, PHAZAR CORP issued a press release announcing that Antenna Products Corporation, a wholly owned subsidiary was awarded a $3,723,531 firm fixed price subcontract from BAE SYSTEMS ATI.

         The executed subcontract was received on February 4, 2005. The subcontract is for the production and delivery of 270 low band matching unit assemblies and 346 high band matching unit assemblies.


         The foregoing description of the subcontract does not purport to be complete and is qualified in its entirety by the terms and conditions of the subcontract, a copy of which is filed as exhibit 10.(b) hereto and is incorporated by reference. A copy of the February 7, 2005 press release is filed as Exhibit 99.1 and is incorporated by reference.





Item 9.01  Financial Statements and Exhibits.
           ---------------------------------
      (c)  Exhibits


      See Exhibit Index.



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PHAZAR CORP

Dated:  February 7, 2005                             By: /s/Clark D. Wraight
                                                         -------------------
                                                         Clark D. Wraight
                                                         Vice President




                                  EXHIBIT INDEX

Number             Title
------             -----
 10.(b)        BAE SYSTEMS ATI Subcontract dated January 24, 2005

 99.1          Press Release dated February 7, 2005




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